UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2011

COMPETITIVE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-76630	65-1146821
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 233-8980
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

SECTION 1.	REGISTRANT’S BUSINESS AND OPERATIONS	1

SECTION 2.	FINANCIAL INFORMATION	1

SECTION 3.	SECURITIES AND TRADING MARKETS	1

SECTION 4.	MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS	1

SECTION 5.	CORPORATE GOVERNANCE AND MANAGEMENT	1

	Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

SECTION 6.	[RESERVED]	1

SECTION 7.	REGULATION FD	1

SECTION 8.	OTHER EVENTS	1

SECTION 9.	FINANCIAL STATEMENTS AND EXHIBITS	2

SIGNATURES		2

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

Not Applicable

SECTION 2.  FINANCIAL INFORMATION

Not Applicable

SECTION 3.  SECURITIES AND TRADING MARKETS

Not Applicable.

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Not Applicable.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2011, David Hewitt resigned as a director of Competitive Companies, Inc., a Nevada corporation (the “Company”), effective on that date, and the Company accepted Mr. Hewitt’s resignation.  Mr. Hewitt resigned voluntarily to pursue other interests.  The Company has not yet identified a replacement to fill the vacancy on the Board of Directors created by Mr. Hewitt’s resignation.

On August 15, 2011, Ray Powers resigned as the Chairman of the Board and a director of the Company, effective on that date, and the Company accepted Mr. Powers’ resignation.  Mr. Powers resigned voluntarily to pursue other interests.  The Company appointed Mr. William Gray as the Chairman of the Board, but has not yet identified a replacement to fill the vacancy on the Board of Directors created by Mr. Powers’ resignation.

SECTION 6.  [RESERVED]

SECTION 7.  REGULATION FD DISCLOSURE

Not Applicable.

SECTION 8.  OTHER EVENTS

Not Applicable.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a)    Financial Statements of Business Acquired

Not Applicable.

(b)   Pro Forma Financial Information

Not Applicable.

(c)   Shell Company Transactions

Not Applicable.

(d)    Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMPETITIVE COMPANIES, INC.

(Registrant)

Date: November 14, 2011

/s/ William H. Gray

William H. Gray, Chief Executive Officer

2